Financial instruments	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
12. Financial instruments

1) Non-derivative financial instruments:

The Company’s non-derivative financial instruments consist of cash and cash equivalents, short-term investments, accounts receivable, and accounts payables and accrued liabilities. The carrying value of these financial instruments approximates their fair values due to their short terms to maturity. NXT is not exposed to significant interest or credit risks arising from these financial instruments. NXT is exposed to foreign exchange risk as a result of periodically holding foreign denominated financial instruments. Any unrealized foreign exchange gains and losses arising on such holdings are reflected in earnings at the end of each period.

2) Derivative financial instruments

As at December 31, 2017, 2016 and 2015 the Company held no derivative financial instruments